OFFICERS' CERTIFICATE PURSUANT TO
                          SECTION 301 OF THE INDENTURE


         We, the undersigned Lawrence A. Ferger, Chairman and Chief Executive Officer, Niel C. Ellerbrook, President and Paul T. Baker, Executive Vice President and Chief Operating Officer of Indiana Gas Company, Inc., an Indiana corporation (the "Company"), in accordance with Section 301 of the Indenture, dated as of February 1, 1991, as supplemented and modified (the "Indenture"), of the Company to First Trust National Association, successor Trustee (the "Trustee"), and pursuant to the Pricing Committee Resolutions dated November 19, 1997, do hereby establish a series of debt securities with the following terms and characteristics:

         1. The title of the securities of such series shall be "Medium-Term Notes, Series F" (individually a "Note" and collectively the "Notes");

         2. The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture shall be limited to $95,000,000;

         3. The date or dates on which the principal of a Note shall be payable shall be determined at the time of sale of the Note by the proper officers of the Company and communicated to the Trustee by Company Order, or by the proper officers of the Company pursuant to the Administrative Procedure (attached hereto as Exhibit A) (the "Administrative Procedure") attached as Annex II to the Distribution Agreement, dated November 19, 1997, among the Company, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, provided, however, that in no event shall any Note have a term of less than 9 months from date of issue;

         4. Interest on the Notes shall be payable to the Person or Persons in whose names the Notes are registered at the close of business on the Regular Record Date (as hereinafter defined) for such interest, except as otherwise expressly provided in the form of Fixed Rate Note (as hereafter defined) attached hereto as Exhibit B and the Form of Floating Rate Note (as hereinafter defined) attached hereto as Exhibit C, and hereby authorized and approved;

         5. Any particular Note may bear interest at a fixed rate (a "Fixed Rate Note") or at a floating rate (a "Floating Rate Note") all as determined by the proper officers of the Company as follows: there shall be determined by the proper officers of the Company and communicated to the Trustee by Company Order, or by the proper officers of the Company pursuant to the Administrative Procedure, at the time of sale of the Notes or any particular Note, (l) in the case of Fixed Rate Notes, the interest rate or rates (including the interest rate on overdue principal, premium or interest, if any) applicable to such Fixed Rate Notes, and (2) in the case of Floating Rate Notes, the Initial Interest Rate, the Base Rate (which shall be the Commercial Paper Rate, LIBOR, the Treasury Rate or any other Base Rate determined at the time of sale of any particular Note), the Maximum Interest Rate, if any, the Minimum Interest Rate, if any, the Interest Payment Period, the Interest Reset Period, the Interest Reset Dates, the Rate Determination Dates,
the Index Maturity, the Spread, if any, the Spread Multiplier, if any (each of such terms being referred to in the form of Floating Rate Note attached hereto), and the interest rate on overdue principal, premium or interest, if any, applicable, to such Floating Rate Note; interest shall accrue on any Note from the Original Issue Date specified in such Note or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for the Fixed Rate Notes shall be March 15 and September 15, and the Regular Record Dates with respect to such Interest Payment Dates shall be March 1 and September 1, respectively (whether or not a Business Day); the Interest Payment Dates on Floating Rate Notes shall be determined at the time of sale of the Notes by the proper officers of the Company and communicated to the Trustee by Company Order, or determined by the proper officers of the Company pursuant to the Administrative Procedure, and the Regular Record Date with respect to each such Interest Payment Date shall be the date 15 calendar days immediately preceding such Interest Payment Date (whether or not a Business Day); and interest on Floating Rate Notes which employ the Treasury Rate as the Base Rate shall be computed on the basis of the actual number of days in the year;

         6. The corporate trust office of the Trustee in the City of New York, State of New York shall be the office or agency of the Company at which the principal of and premium, if any, and interest, if any, on the Notes shall be payable, at which Notes may be surrendered for registration of transfer and exchange and at which notices and demands to or upon the Company with respect of the Notes and the Indenture may be served;

         7. Any particular Note shall be redeemable in whole or in part, at the option of the Company as and to the extent determined at the time of sale of any particular Note thereof by the proper officers of the Company and communicated to the Trustee by Company Order, or determined by the proper officers of the Company pursuant to the Administrative Procedure;

         8. The obligation, if any, of the Company to redeem or purchase any particular Note thereof pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof (whether by means of an estate redemption provision or otherwise) and the period or periods within which, the price or prices at which, and the terms and conditions upon which, any particular Note shall be redeemed or purchased, in whole or in part, pursuant to such obligation shall be determined at the time of sale of any particular Note by the proper officers of the Company and communicated to the Trustee by Company Order, or determined by the proper officers of the Company pursuant to the Administrative Procedure;

         9. Notes issued shall be issued in denominations of $1,000 or any amount in excess thereof that is an integral multiple of $1,000;

         10. The Notes may be issued in whole or in part in global form and the depositary for Notes issued in global form shall be The Depository Trust Company; interests in Notes issued in global form may not be exchanged, in whole or in part, for the individual securities represented thereby, except that (l) if the depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed, the Company will issue individual certificated notes in exchange for global notes and (2) the Company may at any time and in its sole discretion determine not to have any particular Note represented by one or more global notes and, in such event, will issue individual certificated notes in exchange for the global notes;

         11. The Company reserves the right to make, by one or more Officers' Certificates supplemental to this Officers' Certificate, any additional covenants of the Company for the benefit of the Holders of such Note thereof, or any additional Events of Default with respect to all or any series of Securities Outstanding;

         12. No service charge shall be made for the registration of transfer or exchange of Securities; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

         13. In the case of any Fixed Rate Note, if any Interest Payment Date, any Redemption Date or the Stated Maturity Date (as specified in such Fixed Rate
Note) shall not be a Business Day (as defined in the form of Fixed Rate Note attached hereto), payment of amounts due thereon on such date may be made on the next succeeding Business Day (as defined in the form of Fixed Rate Note attached hereto) as if such payment were made on the date such payment were due and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day; in the case of any Floating Rate Note, if any Interest Payment Date (as specified in such Floating Rate Note) shall not be a Business Day (as defined in the form of Floating Rate Note attached hereto), payment of the amounts due thereon on such date may be made on the next succeeding Business Day (as defined in the form of Floating Rate Note attached hereto) except that, if the Base Rate specified in such Floating Rate Note is LIBOR and such next succeeding Business Day is in the next succeeding calendar month, such payment shall be made on the next preceding Business Day (as defined in the form of Floating Rate Note attached hereto). If the Stated Maturity or Redemption Date of a Floating Rate Note is not a Business Day, payments of principal and interest due on such Floating Rate Note may be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Stated Maturity Date or Redemption Date, as the case may be, to such next succeeding Business Day;

         14.  The Notes  shall be  substantially  in the forms of the Fixed Rate
Note and the Floating Rate Note attached hereto and hereby authorized and approved and shall have such further terms as set forth in such forms.

         Capitalized terms used herein and not defined herein have the meaning specified in the Indenture.
                            [signature page follows]

         IN WITNESS WHEREOF, we have hereunto signed our names as of the 19th day of November, 1997.


                                            /s/ Lawrence A. Ferger
                                            -----------------------------------
                                            Lawrence A. Ferger
                                            Chairman and Chief Executive Officer



                                            /s/ Niel C. Ellerbrook
                                            -----------------------------------
                                            Niel C. Ellerbrook
                                            President


                                            /s/ Paul T. Baker
                                            -----------------------------------
                                            Paul T. Baker
                                            Executive Vice President and
                                              Chief Operating Officer

                                                                       Exhibit A


                                                                        ANNEX II


                              INDIANA GAS COMPANY, INC.

                               Administrative Procedure


               This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated November 19, 1997 (the "Distribution Agreement"), between Indiana Gas Company, Inc. (the "Company") and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Agent"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

               The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by the Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by the Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. The Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

               The Company will advise the Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

               Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by the Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

               Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

          PART I:  ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

               In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to the Depositary, dated the date hereof, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated as of January 31, 1991 (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

               The Company and the Agent will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by the Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agent to suspend solicitation of offers until the new posted rates have been established with the Agent.

Acceptance of Offers by the Company:

               The Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. The Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. The Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

               The Company will promptly notify the Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and by telephone and in writing to the Trustee.

               Communication of Sale Information to the Company by Agent and Settlement Procedures:

               A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                    (1) Principal Amount of Book-Entry Securities to be purchased;

                    (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

                    (3)  Trade Date;

                    (4)  Settlement Date;

                    (5)  Maturity Date;

                    (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

                    (7) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

                    (8)  Issue Price;

                    (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                    (10) Net Proceeds to the Company;

                    (11) If a redeemable Book-Entry Security, such of the following as are applicable:

                        (i)   Redemption Commencement Date,

                       (ii)   Initial Redemption Price (% of par), and

                      (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

                    (12) If a Floating Rate Book-Entry Security, such of the following as are applicable:

                        (i)   Interest Rate Basis,

                       (ii)   Index Maturity,

                      (iii)   Spread and/or Spread Multiplier,

                       (iv)   Maximum Rate,

                        (v)   Minimum Rate,

                       (vi)   Initial Interest Rate,

                      (vii)   Interest Reset Dates,

                     (viii)   Calculation Dates,

                       (ix)   Interest Determination Dates,

                        (x)   Interest Payment Dates,

                       (xi)   Regular Record Dates, and

                      (xii)   Calculation Agent;

                    (13) Name, address and taxpayer identification number of the registered owner(s);

                    (14) Denomination of certificates to be delivered at settlement;

                    (15) Book-Entry Security or Certificated Security; and

                    (16) Selling Agent or Purchasing Agent.

                              B. After receiving the Sale  Information  from the
               Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

                              C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Corporation:

                    (1)  The applicable Sale Information;

                    (2) CUSIP number of the Global Security representing such Book-Entry Security;

                    (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

                    (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

                    (5)  The interest payment period; and

                    (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (or, in the case of Floating Rate Securities which reset daily or weekly, the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Book-Entry Securities, the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

                    D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

                    E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

                    F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to
          (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

                    G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary
          (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

                    H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                    I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at National City Bank Indiana, Indianapolis, Indiana, or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

                    J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

                    K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

                    L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

          Preparation of Pricing Supplement:

                    If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date (as defined below), or if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have ten Pricing Supplements filed with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

          Delivery of Confirmation and Prospectus to Purchaser by Selling
          Agent:

                    The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

          Date of Settlement:

                    The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the third Business Day after the Trade Date pursuant to the "Settlement
          Procedure Timetable" set forth below, unless the Company and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

          Settlement Procedure Timetable:

                    For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third Business Day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:



          Settlement
          Procedure         Time
          A    5:00 p.m.    on the Business Day following the Trade Date
                            or 10:00 a.m. on the Business Day prior to
                            the Settlement Date, whichever is earlier
          B    12:00 noon   on the second Business Day immediately
                            preceding the Settlement Date
          C    2:00 p.m.    on the second Business Day immediately
                            preceding the Settlement Date
          D    9:00 a.m.    on the Settlement Date
          E    10:00 a.m.   on the Settlement Date
          F-G  2:00 p.m.    on the Settlement Date
          H    4:45 p.m.    on the Settlement Date
          I    5:00 p.m.    on the Settlement Date

                    If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                    If settlement  of a Book-Entry  Security is  rescheduled  or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.


          Failure to Settle:

                    If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                    If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

                    Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.


          PART II:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

          Posting Rates by Company:

                    The Company and the Agent will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by the Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agent to suspend solicitation of offers until the new posted rates have been established with the Agent.

          Acceptance of Offers by Company:

                    The Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. The Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. The Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

                    The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

          Communication of Sale Information to Company by Agent:

                    After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                    1. Principal Amount of Certificated Securities to be purchased;

                    2. If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

                    3.   Trade Date;

                    4.   Settlement Date;

                    5.   Maturity Date;

                    6. Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

                    7. Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

                    8.   Issue Price;

                    9. Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                   10.   Net Proceeds to the Company;

                   11. If a redeemable Certificated Security, such of the following as are applicable:

                        (i)   Redemption Commencement Date,

                       (ii)   Initial Redemption Price (% of par), and

                      (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

                   12. If a Floating Rate Certificated Security, such of the following as are applicable:

                        (i)   Interest Rate Basis,

                       (ii)   Index Maturity,

                      (iii)   Spread and/or Spread Multiplier,

                       (iv)   Maximum Rate,

                        (v)   Minimum Rate,

                       (vi)   Initial Interest Rate,

                      (vii)   Interest Reset Dates,

                     (viii)   Calculation Dates,

                       (ix)   Interest Determination Dates,

                        (x)   Interest Payment Dates,

                       (xi)   Regular Record Dates, and

                      (xii)   Calculation Agent;

                   13. Name, address and taxpayer identification number of the registered owner(s);

                   14. Denomination of certificates to be delivered at settlement;

                   15.   Book-Entry Security or Certificated Security; and

                   16.   Selling Agent or Purchasing Agent.

          Preparation of Pricing Supplement by Company:

                    If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date, or if the Company and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have ten Pricing Supplements filed with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

          Delivery of Confirmation and Prospectus to Purchaser by Selling
          Agent:

                    The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

          Date of Settlement:

                    All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

          Instruction from Company to Trustee for Preparation of Certificated Securities:

                    After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

                    The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

          Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

                    The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

                    In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

                    In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

          Failure of Purchaser to Pay Selling Agent:

                    If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

                    The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

                                                                       Exhibit B

                            INDIANA GAS COMPANY, INC.
                           Medium-Term Note, Series F

         Original Issue Date:                  Redeemable:  Yes __ No __
         Interest Rate:                        Initial Redemption Date:
         Overdue Interest Rate:                Redemption Limitation Date:
         Stated Maturity Date:                 Initial Redemption Price:
         Issue Price (%):                      Reduction Percentage:
         Interest Payment Dates:               Regular Record Dates:

               Repayable at the Option of the Holder: Yes__ No __
                 Optional Repayment Dates: ____________________
               Price to be Repaid (if other than unpaid principal
               amount plus accrued interest): ___________________
                     Estate Redemption Option: Yes __ No __
                  --------------------------------------------

No.                                                             Principal Amount
                                                                $---------------
                                                                CUSIP

         INDIANA GAS COMPANY, INC., a corporation duly organized and existing under the laws of the State of Indiana (herein called the "Company," which term includes any successor corporation under the Indenture referred to hereinafter), for value received, hereby promises to pay, without relief from valuation and appraisement laws, to ______________________________________________, or
registered         assigns,         the         principal         sum         of
________________________________________  Dollars  on the Stated  Maturity  Date
specified above, and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Issue Date specified above, at the Interest Rate per annum, if any, specified above (subject to adjustment upon default as specified below), until the principal hereof is paid or duly provided for. Interest so payable shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day (as hereinafter defined)) next preceding such Interest Payment Date. Notwithstanding the foregoing, (a) if the Original Issue Date of this Security is after a Regular Record Date and before the corresponding Interest Payment Date, interest so payable for the period from and including the Original Issue Date to but excluding such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Holder hereof on the related Regular Record Date; and (b) interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in the Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities for this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         The overdue principal of this Security shall bear interest at the Overdue Interest Rate per annum specified above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal shall bear interest at the Overdue Interest Rate per annum specified above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the due date for payment of said principal to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand. If the Interest Rate specified above shall be zero, the principal of this Security shall not bear interest except in the case of a default in payment of principal at Maturity.

         Payment of the principal of and premium, if any, on this Security at Maturity shall be paid by wire transfer in immediately available funds (except that payment on securities in certificated form shall be paid by check except in certain circumstances) upon presentation hereof at the offices of First Trust National Association, New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest, if any, on this Security shall be made by wire transfer in immediately available funds (except that payment on securities in certificated form shall be paid by check except in certain circumstances) to the Person entitled thereto as indicated in the Security Register. Payment of the principal of and premium, if any, and interest, if any, on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under an Indenture, dated as of February l, 1991 (such Indenture as originally executed and delivered and as hereafter supplemented or amended, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and First Trust National Association (successor to Bank of America Illinois which in turn is successor to Continental Bank, National Association) (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the first page hereof.

         If any Interest Payment Date, any Redemption Date, any Optional Repayment Date or the Stated Maturity Date shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day, as if each such payment were made on the date such payment were due and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date, Optional Repayment Date or Stated Maturity Date, as the case may be, to such Business Day.

         If, as specified on the first page hereof, this Security is redeemable, this Security is subject to redemption at any time on or after the Initial Redemption Date specified on the first page hereof, as a whole or in part, at the election of the Company, at the applicable redemption price (as described below) plus accrued interest to the date fixed for redemption. Such redemption price shall be the Initial Redemption Price specified on the first page hereof for the twelve-month period commencing on the Initial Redemption Date and shall decline for the twelve-month period commencing on each anniversary of the Initial Redemption Date by a percentage of principal amount equal to the Reduction Percentage specified on the first page hereof until such redemption price is 100% of the principal amount of this Security to be redeemed.

         Notwithstanding the foregoing, the Company may not, prior to the Redemption Limitation Date, if any, specified on the first page hereof, redeem this Security as contemplated above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an effective interest cost to the Company (calculated in accordance with generally accepted financial practice) less than the effective interest cost to the Company (similarly calculated) of this Security.

         Notice of redemption shall be given by mail to Holders of Securities, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Trustee of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

         In the event of redemption of this Security in part only, a new Security or Securities of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender and cancellation of this Security.

         If so specified on the first page hereof, this Security is repayable by the Company in whole or in part at the option of the Holder hereof on the date or dates specified on the first page hereof (the "Optional Repayment Dates"). If no Optional Repayment Date is specified with respect to this Security, this Security will not be repayable at the option of the Holder hereof prior to the Stated Maturity Date. Unless otherwise specified on the first page hereof, the repayment price for this Security means an amount equal to the sum of (i) the amount of the unpaid principal amount to be repaid hereof plus (ii) accrued interest to the date of repayment. For any Security to be repaid, such Security must be received, together with the form thereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders) not more than 60 nor less than 30 days prior to the Optional Repayment Date. Exercise of such repayment option by the Holder will be irrevocable.

         If so specified on the first page hereof, the Company will be required to redeem up to $25,000 in principal amount of this Security per Beneficial Owner (as defined below), upon the death of any Beneficial Owner, following receipt of a request therefor from such Beneficial Owner's personal representative or surviving joint tenant, tenant in common or tenant by the entirety. The Company is not required to redeem more than $750,000 in aggregate principal amount of the Medium-Term Notes, Series F during the period beginning with the original issue date of Medium-Term Notes, Series F and ending September 15, 1998 or in each succeeding twelve-month period ending September 15 of each year thereafter. Requests for redemption upon the death of a Beneficial Owner shall be irrevocable.

         "Beneficial Owner" shall mean the Person who has the power to cause the sale, transfer or other disposition of this Global Security (or portion thereof) and the right to receive proceeds therefrom as well as interest, principal and premium, if any payable with respect thereto. A Security held in tenancy by the entirety, joint tenancy or by tenancy in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner. The death of a person who, during such person's lifetime, was entitled to substantially all of the beneficial interests of ownership of this Security will be deemed the death of the Beneficial Owner, regardless of the registered holder, if such beneficial interests can be established to the satisfaction of the Trustee. Such beneficial interests shall be deemed to exist in typical cases of street name or nominee ownership, ownership by custodian for the benefit of a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife (including individual retirement accounts or Keogh Plans maintained solely by or for the decedent or by or for the decedent and any spouse), and trust and certain other arrangements where one person has substantially all of the beneficial interests of ownership of a Security during such person's lifetime.

         Subject to the foregoing,  this Security will be redeemed  within sixty
(60) days after presentment on behalf of a deceased Beneficial Owner. In the case of Securities registered in the name of banks, trust companies or broker-dealers who are members of, or have access to, the Depositary (as defined below) ("Participants") or similar institutions, the annual individual and aggregate limitations described above will apply to each deceased Beneficial Owner of Securities held by any Participant. Securities presented for payment pursuant to these provisions will be given priority in the order of their receipt. Requests for redemption in excess of $25,000 per deceased Beneficial Owner may be honored by the Company in its sole discretion. If the Company honors such a request, the amount by which the redemption exceeds the $25,000 limitation will not be included in the computation of the aggregate $750,000 limitation. Any redemption requests not honored because of the $750,000 aggregate limitation will be carried over into the next and succeeding periods and will be given priority in the order received. Securities may be presented for redemption by delivering to the Trustee (1) a written request for payment in form satisfactory to the Trustee, signed by the deceased Beneficial Owner's duly authorized representative, (2) the Securities to be redeemed and (3) evidence of death and evidence of authority of the representative satisfactory to the Trustee (collectively the "Required Beneficial Owner Documentation"). A surviving joint tenant, tenant in common or a tenant by the entirety may make the request. The price to be paid by the Company for all Securities presented to it for redemption pursuant to this provision is 100% of the principal amount thereof plus accrued interest thereon, if any, to the date of redemption. From and after the presentment of a request for redemption on behalf of a deceased Beneficial Owner, the deceased Beneficial Owner shall not be entitled to participate in any redemption at the option of the Company with respect to the principal amount of Securities subject to the deceased Beneficial Owner's redemption request. In the case of Securities held by a Participant or similar institution on behalf of a deceased Beneficial Owner, such Participant or similar institution in its request for redemption on behalf of a deceased Beneficial Owner will be required to submit evidence, satisfactory to the Trustee, that it holds Securities subject to the request on behalf of such deceased Beneficial Owner and to certify the aggregate amount of redemption requests made on behalf of such deceased Beneficial Owner (the "Required Participant Documentation"). Any requests for redemption made by a Participant or similar organization on behalf of a deceased Beneficial Owner are required to be delivered to the Trustee by the Depositary.

         In the case of any Security which is presented for redemption in part only, upon such redemption the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the representative of such deceased Holder or Beneficial Owner without service charge a new Security, of any authorized denomination or denominations as requested, in aggregate principal amount equal to the unredeemed portion of the principal of the Securities presented.

         Notwithstanding any provision of this Security to the contrary, for so long as this Global Security with respect to the Securities is outstanding, Securities may only be presented for redemption by the Depositary or its nominee. The Depositary shall forward to the Trustee requests for redemption from the Participants which shall include the Required Beneficial Owner Documentation and Required Participant Documentation. If the Required Beneficial Owner Documentation and Required Participant Documentation is satisfactory to the Trustee, the redemption price shall be paid to the Depositary for disbursement to the Participants subject in all events to the limitations contained herein, including, without limitation, the $25,000 and $750,000 limitations referenced above. The Trustee shall honor requests for redemption presented by the Depositary in the order received.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of this Security of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then
Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Security at the times, place and rate, in the coin or currency, and in the manner, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the offices of First Trust National Association, New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only as registered Securities, without coupons, in denominations of $1,000, and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the offices of First Trust National Association, New York, New York, or such other office or agency as may be designated by the Company from time to time.

         The Company shall not be required to (a) register the transfer of or exchange Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Indiana.

         As used herein, "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:


                                                     INDIANA GAS COMPANY, INC.



                                                     By:

                                                     Title:
Attest:

[Seal]





Title:


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:


                                        FIRST TRUST NATIONAL ASSOCIATION,
                                             as Trustee



                                        By:
                                                 Authorized Officer

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


    [please insert social security or other identifying number of assignee]


            [please print or typewrite name and address of assignee]



the within Security of INDIANA GAS COMPANY, INC. and does hereby irrevocably constitute and appoint , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:



                                                              Notice:        The
                                                              signature  to this
                                                              assignment    must
                                                              correspond    with
                                                              the     name    as
                                                              written  upon  the
                                                              first  page of the
                                                              Security  in every
                                                              particular without
                                                              alteration      or
                                                              enlargement or any
                                                              change whatsoever.

                            OPTION TO ELECT REPAYMENT


         PLEASE TAKE NOTICE that the registered holder(s) of this Note elect to cause $_______,000 in principal amount of this Note to be repaid on ______________ (a Repayment Date specified on the face of this Note) at the Repayment Price specified on the face of this Note, plus accrued interest to the Repayment Date.

If payment by check is desired, give name and mailing address of the registered holder:





If payment by wire transfer is desired, provide the following information:




(name of registered holder, account number, ABA number, name and address of bank)


Dated:
                                            Signature of registered holder or
                                            duly authorized agent or attorney

(If an agent or attorney signs, attach the power of attorney or other proof of appointment or authority. All signatures must correspond with the name of the registered holder(s) as reflected on the records of the Trustee and must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States of America. Addresses and account information must be printed or typewritten.)

                                   DTC LEGEND

         Unless this certificate is presented by an authorized representative of The Depository Trust Company (the "Depositary") to the Company or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         Unless and until this Security is exchanged in whole or in part for certificated Securities registered in the names of various beneficial holders hereof as then certified to the Company by the Depositary or a successor depositary (the "Depositary") this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary or another nominee of the Depositary to the Depositary or by the Depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

         This Security may be exchanged for certificated Securities registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, or (b) the Company elects to issue certificated Securities to beneficial owners (as certified to the Company by the Depositary or a successor depositary) of all securities of any particular issuance of the series designated below.

                                                                       Exhibit C

                            INDIANA GAS COMPANY, INC.
                           Medium-Term Note, Series F

Original Issue Date:                 Interest Determination Date:
Stated Maturity Date:                Interest Reset Period:
Issue Price (%):                     Interest Reset Dates:
Initial Interest Rate:               Rate Determination Dates:
Base Rate:                           Index Maturity:
__ Commercial Paper Rate             Spread [+/-]:
__ LIBOR                             Spread Multiplier:
   __ LIBOR Reuters                  Discount Security:  Yes __ No__
   __ LIBOR Telerate                 Redeemable:  Yes__ No__
__ Treasury Rate                     Initial Redemption Date:
__ CD Rate                                    Redemption Limitation Date:
__ CMT Rate                                   Initial Redemption Price:
   __ CMT Telerate Page 7052                  Reduction Percentage:
   __ CMT Telerate Page 7055         Repayable at the Option of the
                                              Holder: Yes __ No __
__ Federal Funds Rate                Optional Repayment Dates:
__ Prime Rate                        Price to be Repaid (if other than
Maximum Interest Rate:               unpaid principal amount plus accrued
Minimum Interest Rate:               interest):
Interest Payment Dates:              Estate Redemption Option: Yes __ No __



No.                                                           Principal Amount
                                                              $---------------
                                                              CUSIP

         INDIANA GAS COMPANY, INC., a corporation duly organized and existing under the laws of the State of Indiana (herein called the "Company", which term includes any successor corporation under the Indenture referred to hereinafter), for value received, hereby promises to pay, without relief from valuation and appraisement laws, to , or registered assigns, the principal sum of Dollars on the Stated Maturity Date specified above, and to pay interest thereon from the Original Issue Date set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly, quarterly, semiannually or annually, as specified above for the Interest Payment Period, in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Issue Date specified above, and at Maturity, until the principal hereof is paid or duly provided for. Except as otherwise provided herein, the rate of interest to be so paid shall be the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date and thereafter at a rate determined, in accordance with the provisions hereinafter set forth, by reference to the Base Rate specified above plus or minus the Spread, if any, specified above and/or multiplied by the Spread Multiplier, if any, specified above. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which is the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as hereinafter defined)). Notwithstanding the foregoing, (a) if the Original Issue Date of this Security is after a Regular Record Date and before the corresponding Interest Payment Date, interest so payable for the period from and including the Original Issue Date to but excluding such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Holder hereof on the related Regular Record Date; and (b) interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in the Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and premium, if any, on this Security at Stated Maturity shall be paid by wire transfer in immediately available funds (except that payment on securities in certificated form shall be paid by check except in certain circumstances) upon presentation hereof at the offices of First Trust National Association, New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security shall be made by wire transfer in immediately available funds (except that payment on securities in certificated form shall be paid by check except in certain circumstances) to the Person entitled thereto as indicated in the Security Register. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under an Indenture, dated as of February 1, 1991 (such Indenture as originally executed and delivered and as hereafter supplemented or amended, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and First Trust National Association (successor to Bank of America Illinois which in turn is successor to Continental Bank, National Association) (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the first page hereof.

         Interest payments on this Security shall be the amount of interest accrued from the last date to which interest has been paid or duly provided for, or if no interest has been paid, from and including the Original Issue Date to but excluding the next succeeding Interest Payment Date.

         Accrued interest on this Security shall be calculated by multiplying the outstanding principal amount of this security by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day in the Interest Payment Period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate is the Commercial Paper Rate, CD Rate, Prime Rate, Federal Funds Rate or LIBOR, as indicated on the first page hereof, or by the actual number of days in the year if the Base Rate is the CMT Rate or Treasury Rate, as indicated on the first page hereof. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date shall be the applicable rate as reset on such date. Unless otherwise specified on the first page hereof, all percentages resulting from any calculation of the rate of interest hereon shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation shall be rounded to the nearest cent (with
 .5 of a cent being rounded upwards).

         Except as otherwise provided herein, commencing with the first Interest Reset Date specified on the first page hereof following the Original Issue Date and thereafter upon each succeeding Interest Reset Date specified on the first page hereof, the rate at which interest on this Security is payable shall be reset daily, weekly, monthly, quarterly, semiannually or annually as specified on the first page hereof for the Interest Reset Period. Unless otherwise specified on the first page hereof, the Interest Reset Dates shall be, if the interest rate on this Security resets daily, each Business Day; if the interest rate on this Security (unless the Base Rate is the Treasury Rate) resets weekly, Wednesday of each week; if the Base Rate specified on the first page hereof is the Treasury Rate and resets weekly, Tuesday of each week (except as provided below under "Determination of the Treasury Rate"); if the interest rate on this Security resets monthly, the third Wednesday of each month; if the interest rate on this Security resets quarterly, the third Wednesday of March, June, September and December of each year; if the interest rate on this Security resets semiannually, the third Wednesday of the two months of each year specified on the first page hereof; and if the interest rate on this Security resets annually, the third Wednesday of one month of each year specified on the first page hereof. If an Interest Reset Date for this Security would otherwise be a day that is not a Business Day (as hereinafter defined), such Interest Reset Date shall be the next succeeding Business Day, except that, if the Base Rate specified on the first page hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

         Anything herein to the contrary notwithstanding, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the first page hereof.

         Unless otherwise specified on the first page hereof, interest will be payable, if the interest rate on this Security resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the first page hereof; if the interest rate on this Security resets quarterly, on the third Wednesday of March, June, September and December of each year; if the interest rate on this Security resets semiannually, on the third Wednesday of each of two months of each year specified on the first page hereof; and if the interest rate on this Security resets annually, on the third Wednesday of one month of each year specified on the first page hereof (each such day being an "Interest Payment Date").

         If any Interest Payment Date shall not be a Business Day, such Interest Payment Date shall be the next succeeding Business Day, except that, if the Base Rate specified on the first page hereof is LIBOR and such next succeeding Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the next preceding Business Day. If the Stated Maturity Date, Redemption Date or Optional Repayment Date is not a Business Day, payments of principal, premium, if any, and interest due on this Security may be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Stated Maturity Date, Redemption Date or Optional Repayment Date, as the case may be, to such Business Day.

         The Company will appoint, and enter into an agreement with, an agent (the "Calculation Agent") to calculate the interest rates on floating rate Securities (including this Security). Unless otherwise specified on the first page hereof, First Trust National Association shall be the Calculation Agent. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

         Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

         As used herein, "Interest Determination Date" means the date as of which the interest rate for this Security is to be calculated, to be effective as of the following Interest Reset Date and calculated on the related
Calculation Date (as defined below). Unless otherwise specified on the first page hereof, the "Interest Determination Date" pertaining to an Interest Reset Date, if the Base Rate specified on the first page hereof is the Commercial Paper Rate, CD Rate, CMT Rate, Federal Funds Rate and Prime Rate, will be the second Business Day next preceding such Interest Reset Date; the Interest Determination Date pertaining to an Interest Reset Date, if the Base Rate specified on the first page hereof is the LIBOR, will be the second London Banking Day next preceding such Interest Reset Date; and the Interest Determination Date pertaining to an Interest Reset Date, if the Base Rate specified on the first page hereof is the Treasury Rate, will be the day of the week in which such Interest Reset Date falls on which Treasury Bills (hereafter defined) are normally auctioned. Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on a day that otherwise would be an Interest Reset Date for a Treasury Rate Note, such Interest Reset Date will be the next following Business Day. If no auction is held for a particular week, the Interest Determination Date pertaining to the Interest Reset Date occurring in that week will be the first Business Day of that week.

         Unless otherwise specified on the first page hereof, the "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity Date, as the case may be.

Determination of Commercial Paper Rate

         If the Base Rate specified on the first page hereof is the Commercial Paper Rate, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to the Commercial Paper Rate, determined as set forth below, and the Spread and/or Spread Multiplier, if any, specified on the first page hereof.

         The Commercial Paper Rate, with respect to any Interest Determination Date, shall be determined by the Calculation Agent on the Calculation Date and shall be (a) the Money Market Yield (as defined herein) on the Interest Determination Date (a "Commercial Paper Rate Determination Date") of the rate for commercial paper having the Index Maturity specified on the first page hereof as such rate shall be published in H.15(519) (as hereinafter defined) under the caption "Commercial Paper - Nonfinancial," or if such rate is not so published prior to 3:00 p.m., New York City time, on the Calculation Date, then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield as of such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the first page hereof as published in Composite Quotations (as hereinafter defined) under the heading "Commercial Paper" or (b) if neither of such rates is published by 3:00 p.m., New York City time, on the Calculation Date, the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date, of three leading dealers in commercial paper in The City of New York selected by the Calculation Agent, in its discretion, for commercial paper of the Index Maturity specified on the first page hereof placed for an industrial issuer whose bonds are rated "AA", or the equivalent, by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid are not quoting offered rates as described in this sentence, the Commercial Paper Rate with respect to such Interest Determination Date shall be deemed to be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

         "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                                           D x 360
        Money Market Yield =               ---------------    x 100
                                           360 - (D x M)
where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which accrued interest is being calculated.

Determination of LIBOR

         If the Base Rate specified on the first page hereof is LIBOR, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any, specified on the first page hereof. LIBOR for each Interest Reset Period shall be determined by the Calculation Agent with respect to an Interest Determination Date (a "Libor Interest Determination Date"), as specified on the first page hereof, as follows:

                (i) The Calculation Agent will determine (a) if "LIBOR Reuters" is specified on the first page hereof, the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified on the first page hereof, commencing on the Interest Reset Date, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on such LIBOR Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters") or (b) if "LIBOR Telerate" is specified on the first page hereof, the offered rate on such LIBOR Determination Date for deposits in U.S. dollars having the Index Maturity designated on the first page hereof that appears on the Telerate Page 3750 as of 11:00 a.m., London time, on that LIBOR Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that Service or such other service or services as may be nominated by the British Bankers'
         Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the first page hereof, LIBOR will be determined as if LIBOR Telerate had been specified. In the case where
         (a) above applies, if fewer than two offered rates appear on the Reuters Screen LIBO Page, or, in the case where (b) above applies, if no rate appears on the Telerate Page 3750, as applicable, LIBOR with respect to that Interest Reset Date will be determined as if the parties had specified the rate described in (ii) below.

                        (ii) The Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent, in its discretion, to provide the Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on the Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent, in its discretion, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity commencing on such Interest Reset Date, and in a principal amount equal to an amount not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as described in this sentence, "LIBOR" for such Interest Reset Period will be deemed to be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Treasury Rate

         If the Base Rate specified on the first page hereof is the Treasury Rate, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to the Treasury Rate, as determined below, and the Spread and/or Spread Multiplier, if any, specified on the first page hereof.

         The Treasury Rate, with respect to any Interest Determination Date (a "Treasury Rate Determination Date"), shall be determined by the Calculation Agent on the Calculation Date and shall be the rate for the auction held on such Treasury Rate Determination Date of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the first page hereof, as such rate shall be published in H.l5(5l9) under the heading "U.S. Government Securities - Treasury bills - auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the first page hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the first page hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as described in this sentence, then the "Treasury Rate" for such Interest Reset Period shall be deemed to be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

CD Rate Notes

         If the Base Rate specified on the first page hereof is the CD Rate, this Security shall bear interest at the rates calculated with reference to the CD Rate, as determined below, and the Spread and/or Spread Multiplier, if any, specified on the first page hereof.

         The CD Rate, with respect to any Interest Determination Date (a "CD Rate Interest Determination Date"), shall be determined by the Calculation Agent on the Calculation Date and shall be the rate on such CD Rate Determination Date for negotiable certificates of deposit having the Index Maturity specified on the first page hereof as published in H.15(519) under the heading "CDs (Secondary Market)," or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the first page hereof as published in Composite Quotations under the heading "Certificates of Deposit." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 p.m., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity designated on the first page hereof in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such CD Rate Interest Determination Date will be the CD Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

CMT Rate Notes

         If the Base Rate specified on the first page hereof is the CMT Rate, this Security shall bear interest at the rates calculated with reference to the CMT Rate, as determined below, and the Spread and/or Spread Multiplier, if any, specified on the first page hereof.

         The CMT Rate, with respect to any Interest Determination Date (a "CMT Rate Interest Determination Date"), shall be calculated by the Calculation Agent on the Calculation Date and shall be the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "--- Treasury Constant Maturities --- Federal Reserve Board Release H.15 --- Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest

Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate). If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

         "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated on the first page hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the first page hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the first page hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the first page hereof, the Designated CMT Maturity Index shall be 2 years.

Federal Funds Rate Notes

         If the Base Rate specified on the first page hereof is the Federal Funds Rate, this Security shall bear interest at the rates calculated with reference to the Federal Funds Rate, as determined below, and the Spread and/or Spread Multiplier, if any, specified on the first page hereof.

         The Federal Funds Rate, with respect to any Interest Determination Date (a "Federal Funds Rate Interest Determination Date"), shall be calculated by the Calculation Agent on the Calculation Date and shall be the rate on such Federal Funds Rate Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on the related Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Prime Rate Notes

         If the Base Rate specified on the first page hereof is the Prime Rate, this Security shall bear interest at the rates calculated with reference to the Prime Rate, as determined below, and the Spread and/or Spread Multiplier, if any, specified on the first page hereof.

         The Prime Rate, with respect to any Interest Determination Date (a "Prime Rate Interest Determination Date"), shall be calculated by the Calculation Agent on the Calculation Date and shall be the rate on such Prime Rate Interest Determination Date published in H.15(519) under the heading "Bank Prime Loan." If such rate is not published prior to 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as is in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than four such quotations are provided, the Prime Rate will be determined by the Calculation Agent on the basis of the rates furnished in The City of New York by three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, each having total equity capital of at least $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

         "Reuters Screen, USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

         If, as specified on the first page hereof, this Security is redeemable, this Security is subject to redemption at any time on or after the Initial Redemption Date specified on the first page hereof, as a whole or in part, at the election of the Company, at the applicable redemption price (as described below) plus accrued interest to the date fixed for redemption. Such redemption price shall be the Initial Redemption Price specified on the first page hereof for the twelve-month period commencing on the Initial Redemption Date and shall decline for the twelve-month period commencing on each anniversary of the Initial Redemption Date by a percentage of principal amount equal to the Reduction Percentage specified on the first page hereof until such redemption price is 100% of the principal amount of this Security to be redeemed.

         Notwithstanding the foregoing, the Company may not, prior to the Redemption Limitation Date, if any, specified on the first page hereof, redeem this Security as contemplated above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an effective interest cost to the Company (calculated in accordance with generally accepted financial practice) less than the effective interest cost to the Company (similarly calculated) of this Security.

         Notice of redemption shall be given by mail to Holders of Securities, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Trustee of money sufficient to pay the principal of and premium, if any, and interest on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

         In the event of redemption of this Security in part only, a new Security or Securities of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         If so specified on the first page hereof, this Security is repayable by the Company in whole or in part at the option of the Holder hereof on the date or dates specified on the first page hereof (the "Optional Repayment Dates"). If no Optional Repayment Date is specified with respect to this Security, this Security will not be repayable at the option of the Holder hereof prior to the Stated Maturity Date. Unless otherwise specified on the first page hereof, the repayment price for this Security means an amount equal to the sum of (i) the amount of the unpaid principal amount to be repaid hereof plus (ii) accrued interest to the date of repayment. For any Security to be repaid, such Security must be received, together with the form thereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders) not more than 60 nor less than 30 days prior to the Optional Repayment Date. Exercise of such repayment option by the Holder will be irrevocable.

         If so specified on the first page hereof, the Company will be required to redeem up to $25,000 in principal amount of this Security per Beneficial Owner (as defined below), upon the death of any Beneficial Owner, following receipt of a request therefor from such Beneficial Owner's personal representative or surviving joint tenant, tenant in common or tenant by the entirety. The Company is not required to redeem more than $750,000 in aggregate principal amount of the Medium-Term Notes, Series F during the period beginning with the original issue date of Medium-Term Notes, Series F and ending September 15, 1998 or in each succeeding twelve-month period ending September 15 of each year thereafter. Requests for redemption upon the death of a Beneficial Owner shall be irrevocable.

         "Beneficial Owner" shall mean the Person who has the power to cause the sale, transfer or other disposition of this Global Security (or portion thereof) and the right to receive proceeds therefrom as well as interest, principal and premium, if any payable with respect thereto. A Security held in tenancy by the entirety, joint tenancy or by tenancy in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner. The death of a person who, during such person's lifetime, was entitled to substantially all of the beneficial interests of ownership of this Security will be deemed the death of the Beneficial Owner, regardless of the registered holder, if such beneficial interests can be established to the satisfaction of the Trustee. Such beneficial interests shall be deemed to exist in typical cases of street name or nominee ownership, ownership by custodian for the benefit of a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife (including individual retirement accounts or Keogh Plans maintained solely by or for the decedent or by or for the decedent and any spouse), and trust and certain other arrangements where one person has substantially all of the beneficial interests of ownership of a Security during such person's lifetime.

         Subject to the foregoing,  this Security will be redeemed  within sixty
(60) days after presentment on behalf of a deceased Beneficial Owner. In the case of Securities registered in the name of banks, trust companies or broker-dealers who are members of, or have access to, the Depositary (as defined below) ("Participants") or similar institutions, the annual individual and aggregate limitations described above will apply to each deceased Beneficial Owner of Securities held by any Participant. Securities presented for payment pursuant to these provisions will be given priority in the order of their receipt. Requests for redemption in excess of $25,000 per deceased Beneficial Owner may be honored by the Company in its sole discretion. If the Company honors such a request, the amount by which the redemption exceeds the $25,000 limitation will not be included in the computation of the aggregate $750,000 limitation. Any redemption requests not honored because of the $750,000 aggregate limitation will be carried over into the next and succeeding periods and will be given priority in the order received. Securities may be presented for redemption by delivering to the Trustee (1) a written request for payment in form satisfactory to the Trustee, signed by the deceased Beneficial Owner's duly authorized representative, (2) the Securities to be redeemed and (3) evidence of death and evidence of authority of the representative satisfactory to the Trustee (collectively the "Required Beneficial Owner Documentation"). A surviving joint tenant, tenant in common or a tenant by the entirety may make the request. The price to be paid by the Company for all Securities presented to it for redemption pursuant to this provision is 100% of the principal amount thereof plus accrued interest thereon, if any, to the date of redemption. From and after the presentment of a request for redemption on behalf of a deceased Beneficial Owner, the deceased Beneficial Owner shall not be entitled to participate in any redemption at the option of the Company with respect to the principal amount of Securities subject to the deceased Beneficial Owner's redemption request. In the case of Securities held by a Participant or similar institution on behalf of a deceased Beneficial Owner, such Participant or similar institution in its request for redemption on behalf of a deceased Beneficial Owner will be required to submit evidence, satisfactory to the Trustee, that it holds Securities subject to the request on behalf of such deceased Beneficial Owner and to certify the aggregate amount of redemption requests made on behalf of such deceased Beneficial Owner (the "Required Participant Documentation"). Any requests for redemption made by a Participant or similar organization on behalf of a deceased Beneficial Owner are required to be delivered to the Trustee by the Depositary.

         In the case of any Security which is presented for redemption in part only, upon such redemption the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the representative of such deceased Holder or Beneficial Owner without service charge a new Security, of any authorized denomination or denominations as requested, in aggregate principal amount equal to the unredeemed portion of the principal of the Securities presented.

         Notwithstanding any provision of this Security to the contrary, for so long as this Global Security with respect to the Securities is outstanding, Securities may only be presented for redemption by the Depositary or its nominee. The Depositary shall forward to the Trustee requests for redemption from the Participants which shall include the Required Beneficial Owner Documentation and Required Participant Documentation. If the Required Beneficial Owner Documentation and Required Participant Documentation is satisfactory to the Trustee, the redemption price shall be paid to the Depositary for disbursement to the Participants subject in all events to the limitations contained herein, including, without limitation, the $25,000 and $750,000 limitations referenced above. The Trustee shall honor requests for redemption presented by the Depositary in the order received.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then
Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, in the coin or currency, and in the manner, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the offices of First Trust National Association, New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only as Registered Securities, without coupons, in denominations of $1,000, and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the offices of First Trust National Association, New York, New York, or such other office or agency as may be designated by the Company from time to time.

         The Company shall not be required to (a) register the transfer of or exchange Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Indiana.

         As used herein,

                  (l) "Business Day" means any day, other than a Saturday or Sunday, which is (a) not a day on which banking institutions or trust companies in The City of New York, New York are authorized or required by law, regulation or executive order to remain closed and
                           (b) if the Base Rate specified on the first page hereof is LIBOR, is also a London Banking Day. "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market;

                  (2)      "H.15(519)"    means   the    publication    entitled
                           "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System; and

                  (3) "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities," or any successor release, published by the Federal Reserve Bank of New York.

All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:

                                                  INDIANA GAS COMPANY, INC.



                                                  By:

                                                  Title:

Attest:

[Seal]






Title:


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:

                                            FIRST TRUST NATIONAL ASSOCIATION,
                                                as Trustee



                                            By:
                                                     Authorized Officer

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


[please insert social security or other identifying number of assignee]


[please print or typewrite name and address of assignee]



         the within  Security  of INDIANA  GAS  COMPANY,  INC.  and does  hereby
irrevocably                 constitute                and                appoint
________________________________________________________,  Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.


Dated:



                                                              NOTICE:        The
                                                              signature  to this
                                                              assignment    must
                                                              correspond    with
                                                              the     name    as
                                                              written  upon  the
                                                              first  page of the
                                                              Security  in every
                                                              particular without
                                                              alteration      or
                                                              enlargement or any
                                                              change whatsoever.

                            OPTION TO ELECT REPAYMENT


         PLEASE TAKE NOTICE that the registered holder(s) of this Note elect to cause $_______,000 in principal amount of this Note to be repaid on ______________ (a Repayment Date specified on the face of this Note) at the Repayment Price specified on the face of this Note, plus accrued interest to the Repayment Date.

If payment by check is desired, give name and mailing address of the registered holder:





If payment by wire transfer is desired, provide the following information:




(name of registered holder, account number, ABA number, name and address of bank)


Dated:
                                            Signature of registered holder or
                                            duly authorized agent or attorney

(If an agent or attorney signs, attach the power of attorney or other proof of appointment or authority. All signatures must correspond with the name of the registered holder(s) as reflected on the records of the Trustee and must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States of America. Addresses and account information must be printed or typewritten.)

                                   DTC LEGEND


         Unless this certificate is presented by an authorized representative of The Depository Trust Company (the "Depositary") to the Company or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         Unless and until this Security is exchanged in whole or in part for certificated Securities registered in the names of various beneficial holders hereof as then certified to the Company by the Depositary or a successor depositary (the "Depositary") this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary or another nominee of the Depositary to the Depositary or by the Depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

         This Security may be exchanged for certificated Securities registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, or (b) the Company elects to issue certificated Securities to beneficial owners (as certified to the Company by the Depositary or a successor depositary) of all securities of any particular issuance of the series designated below.